UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549


                                 FORM 8-K


                              CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported): August 7, 2006



                                 NIKE, INC.

          (Exact Name of Registrant as Specified in Charter)


       Oregon                  1-10635                 93-0584541
    ____________             ____________             ____________

   (State of                  (Commission            (I.R.S.Employer
   Incorporation)            File Number)          Identification No.)

                             One Bowerman Drive
                         Beaverton, Oregon 97005-6453

                   (Address of Principal Executive Offices)
                          __________________________

                               (503) 671-6453

             (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                          ___________________________


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On August 7, 2006, NIKE, Inc. (the "Company"), issued a press release announcing that Gary DeStefano has been appointed by the Company's Board of Directors to the position of President, Global
Operations effective August 7, 2006.

     Mr. DeStefano, 49, has been employed by NIKE since 1982, with primary responsibilities in sales and regional administration. Mr. DeStefano was appointed Director of Domestic Sales in 1990, divisional Vice President in charge of domestic sales in 1992, Vice President of Global Sales in 1996, Vice President and General Manager of Asia Pacific in 1997, and President of USA Operations in 2001.

     The press release issued on August 7, 2006 by the Company is attached hereto as Exhibit 99.1

     In connection with his appointment, Mr. DeStefano and the Company executed a Covenant Not to Compete and Non-Disclosure Agreement dated August 9, 2006 (the "Agreement").

     The following description of the Agreement briefly summarizes the terms and conditions that are material to the Company, and is qualified in its entirety by reference to the full text of the Agreement which is filed as exhibit 10.1.

     The Agreement between the Company and Gary DeStefano contains a covenant not to compete that extends for one year following the termination of his employment with the Company. The Agreement provides that if Mr. DeStefano's employment is terminated by the Company, the Company will make monthly payments to him during the one-year noncompetition period in an amount equal to 1/12th of his then current annual salary and target annual bonus. If Mr. DeStefano voluntarily resigns, the Company will make monthly payments to him during the one-year noncompetition period in an amount equal to 1/24th of his then current annual salary. The Company may waive the covenant not to compete. If the covenant is waived, the Company will not be required to make the payments described above for the months as to which the waiver applies.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits

       10.1 Covenant Not to Compete and Non-Disclosure Agreement, dated August 7, 2006 between NIKE, Inc.
                and Gary DeStefano

       99.1    Press Release dated August 7, 2006.




SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NIKE, Inc.
                                     (Registrant)

                                         /s/ Donald W. Blair
Date: August 11, 2006             By: _______________________________
                                             Donald W. Blair,
                                             Chief Financial Officer